Putnam
New Jersey
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam New Jersey Tax Exempt Income Fund was among the beneficiaries as the Federal Reserve Board dramatically reduced interest rates and equity investors continued to turn to bonds to ride out the stock market's extended period of turbulence. But the fund's successful run during the fiscal year ended May 31, 2001, was attributable to more than the favorable market environment for bonds.

During the period, Fund Manager Susan McCormack was able to maintain a portfolio that provided both a healthy stream of tax-free current income and potential for capital growth over the long term. These opportunities do not present themselves automatically; they must be actively pursued, and Putnam's extensive credit research resources made a major contribution to Susan's efforts.

In the following report, Susan discusses the fund's performance and strategy during fiscal 2001 in the context of the current market environment and then offers her insights into prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 18, 2001

REPORT FROM FUND MANAGEMENT

Susan A. McCormack

Over the past year, as the U.S. economy began its slowdown and the stock markets suffered from increasing volatility, the demand for the relative stability of fixed-income securities increased significantly. The municipal bond markets, which had experienced a period of substantial sell-offs in the first half of 2000, benefited from this renewed interest over the last 12 months, as did Putnam New Jersey Tax Exempt Income Fund.

Your fund was carefully positioned to profit from these increasingly favorable market conditions, and a number of long-term strategies came to fruition during the second half of your fund's fiscal year. In addition, the Federal Reserve Board's series of interest-rate cuts in the first five months of 2001 played a crucial role in the positive performance of your fund and fixed-income investments as a whole.

Total return for 12 months ended 5/31/01

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   11.16%   5.91%   10.57%   5.57%   10.96%   7.40%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FED RATE CUTS BOOSTED FUND'S PERFORMANCE

After much speculation during the fall and winter months of 2000, the Federal Reserve Board made the first of a series of five interest-rate cuts at a meeting in January. Altogether, the Fed cut interest rates 2.5 percentage points through the end of May, a move that helped improve the market for municipal bonds. It was a significant gesture from the Federal Reserve Board, which had left rates untouched for the majority of last year. Its current proactive monetary policy, aimed in part at preventing the economy from lapsing into a recession, pushed up prices for many of the municipal bonds your fund holds. The fund's longer-term bonds benefited the most, given their heightened sensitivity to changes in interest rates.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation            27.4%

Health care               17.7%

Water and sewer           12.8%

Education                 11.8%

Pollution control          4.6%

Footnote reads:
*Based on net assets as of 5/31/01. Holdings will vary over time.


* HIGH-YIELD BONDS WERE KEY IN BEGINNING OF 2001

High-yield municipal bonds played a major role in your fund's positive performance in the beginning of calendar 2001. High-yield munis -- which are rated BB/Ba and lower -- typically carry a greater level of risk than investment-grade bonds, but in return provide much higher levels of income. Consequently, as interest rates have declined this year, high-yield bonds became more attractive despite the risk attached to them. Many investors believed the Fed's rate cuts early in 2001 were an indication of possible future reductions, and demand for high-yield bonds increased significantly.

Although our investments in the high-yield sector struggled somewhat in 2000, the fund management team has been carefully selecting high-yield municipal bonds for the past year on the belief that as the economy recovers from its downturn, these holdings could outperform the higher-quality sectors. We saw this potential increase as the credit yield spread -- the difference in yield between similar bonds of varying quality ratings -- started to narrow, an indication of increasing demand for high-yield bonds. The unusually wide gap in the spread earlier in 2000 had presented us with a unique buying opportunity, and we believe our strategy will be rewarded over time.



[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 54.8%

Aa/AA -- 14.8%

A -- 9.0%

Baa/BBB -- 6.3%

Ba/BB -- 7.2%

B -- 4.7%

Other -- 3.2%

Footnote reads:
*As a percentage of market value as of 5/31/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


While a portion of our success in the high-yield sector is due to a general upswing in the bond markets overall, we feel that this is still the beginning stage of positive performance for high-yield municipal bonds, and that our diligent research should pay off.

* HEALTH CARE SECTOR HAS SHOWN IMPROVEMENT

A further boost to your fund's performance was the upturn in municipal health-care bonds. The health-care sector, which has seen a difficult past few years, is now showing signs of recovery. This is due in part to state and federal government initiatives that are lending new support to underfunded hospitals and health care facilities. Generally, hospitals are also making great efforts to improve relations with HMOs and increase profitability, while assisted-living facilities are also seeing profits improve as many of the parents of baby-boomers bring new business to the industry.

"...Tax-free bonds issued by states and municipalities are protected from both federal and state income tax. And that can be a welcome tonic during this time of year."

-- Elizabeth Harris, smartmoney.com, "Ready for Some Positive Returns?"
   March 26, 2001


One particular holding in your fund's portfolio that benefited from the health-care sector rebound consists of bonds issued by the New Jersey Health Care Facilities Financing Authority for the Raritan Bay Medical Center. This facility had, like the rest of the industry, struggled over the previous 12-month reporting period. This particular hospital was in the middle of a turnaround that many in the industry felt would be too difficult for the facility to carry out. Our analysis led us to believe that Raritan Bay Medical Center's financial situation was in fact improving, and the price increased 8.81% over the fiscal year. Because Raritan made such a dramatic improvement over the past several months, and because your fund held a relatively large position in the security, we used this opportunity to gradually sell $3 million worth of bonds over the past six months. This allowed us to diversify into other health care names, such as St. Peter's Hospital and Pascack Hospital. The health care sector makes up 17.7% of your fund's holdings and we anticipate it will play a significant role in the portfolio going forward.

* OUTLOOK FOR 2001 REMAINS STRONG

The outlook for the municipal bond market for the remainder of 2001 remains positive. We believe the economic slowdown may still have several months to go, but that in the second half we may see growth strengthen. This kind of slow recovery will help the bond market, especially in areas that have not yet been flooded by stock market refugees, such as high-yield municipal bonds. The Fed has demonstrated an encouraging willingness to make aggressive moves to keep the economy healthy and we believe near-future problems with inflation are unlikely. As the economy continues to slow, Putnam New Jersey Tax Exempt Income Fund will remain poised to take advantage of future opportunities, especially in the high-yield municipal bond markets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/01, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New Jersey Tax Exempt Income Fund is designed for investors seeking high current income free from federal and New Jersey state income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 5/31/01

                       Class A          Class B          Class M
(inception dates)     (2/20/90)        (1/4/93)          (5/1/95)
                     NAV     POP      NAV    CDSC       NAV    POP
------------------------------------------------------------------------------
1 year              11.16%   5.91%   10.57%   5.57%    10.96%   7.40%
------------------------------------------------------------------------------
5 years             31.77   25.48    27.70   25.70     29.82   25.66
Annual average       5.67    4.64     5.01    4.68      5.36    4.67
------------------------------------------------------------------------------
10 years            83.09   74.47    70.51   70.51     77.28   71.47
Annual average       6.23    5.72     5.48    5.48      5.89    5.54
------------------------------------------------------------------------------
Annual average
(life of fund)       6.60    6.15     5.83    5.83      6.23    5.92
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/01

                    Lehman Brothers Municipal           Consumer
                            Bond Index                price index
------------------------------------------------------------------------------
1 year                       12.16%                      3.50%
------------------------------------------------------------------------------
5 years                      37.88                      13.35
Annual average                6.64                       2.54
------------------------------------------------------------------------------
10 years                     98.26                      30.90
Annual average                7.08                       2.73
------------------------------------------------------------------------------
Annual average
(life of fund)                7.32                       2.95
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/31/91

                                    Lehman Brothers
                Fund's class A       Municipal Bond      Consumer price
Date             shares at POP           Index               index

5/31/91               9,530              10,000              10,000
5/31/92              10,513              10,982              10,302
5/31/93              11,878              12,296              10,634
5/31/94              11,963              12,599              10,878
5/31/95              12,850              13,751              11,224
5/31/96              13,209              14,379              11,549
5/31/97              14,354              15,572              11,807
5/31/98              15,593              17,034              12,006
5/31/99              16,068              17,830              12,257
5/31/00              16,029              17,677              12,647
5/31/01             $17,447             $19,826             $13,090

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $17,051 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,728 ($17,147 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/01

                               Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)           12              12              12
------------------------------------------------------------------------------
Income                       $0.459187       $0.401282       $0.432350
------------------------------------------------------------------------------
Capital gains 1                  --              --              --
------------------------------------------------------------------------------
  Total                      $0.459187       $0.401282       $0.432350
------------------------------------------------------------------------------
Share value:                NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
5/31/00                    $8.47   $8.89       $8.46       $8.46   $8.74
------------------------------------------------------------------------------
5/31/01                     8.94    9.39        8.94        8.94    9.24
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 2     5.01%   4.77%       4.36%       4.72%   4.57%
------------------------------------------------------------------------------
Taxable equivalent 3        8.79    8.37        7.65        8.28    8.01
------------------------------------------------------------------------------
Current 30-day SEC yield 4  4.49    4.27        3.84        4.18    4.04
------------------------------------------------------------------------------
Taxable equivalent 3        7.87    7.49        6.73        7.33    7.09
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 42.98% federal and New Jersey state combined 2001 tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                       Class A           Class B           Class M
(inception dates)     (2/20/90)         (1/4/93)          (5/1/95)
                     NAV     POP       NAV    CDSC       NAV    POP
------------------------------------------------------------------------------
1 year              9.16%   4.00%     8.39%   3.38%     8.73%   5.20%
------------------------------------------------------------------------------
5 years            31.10   24.89     26.94   24.94     29.02   24.78
Annual average      5.57    4.55      4.89    4.55      5.23    4.53
------------------------------------------------------------------------------
10 years           84.66   75.90     71.89   71.89     78.56   72.85
Annual average      6.33    5.81      5.57    5.57      5.97    5.62
------------------------------------------------------------------------------
Annual average
(life of fund)      6.62    6.17      5.84    5.84      6.23    5.93
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

The Lehman Brothers Municipal Bond Index is an index of approximately 20,000 investment-grade fixed-rate tax-exempt bonds. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam New Jersey Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Jersey Tax Exempt Income Fund (the "fund") at May 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 11, 2001




THE FUND'S PORTFOLIO
May 31, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.6%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New Jersey (75.1%)
-------------------------------------------------------------------------------------------------------------------
$         2,085,000 Atlantic City G.O. Bonds, FSA, 5 1/4s, 12/15/13                       Aaa        $    2,176,219
                    Atlantic Cnty., COP, FGIC
          2,000,000 7.4s, 3/1/10                                                          Aaa             2,435,000
          1,000,000 (Pub. Fac. Lease Agreement), 7.4s, 3/1/09                             Aaa             1,203,750
          4,250,000 Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24
                    (acquired 4/12/94, cost $4,250,000) (RES)                             CCC/P           3,612,500
          5,000,000 Camden Cnty., Muni. Util. Auth. Swr. Rev. Bonds,
                    FGIC, 6s, 7/15/08                                                     Aaa             5,512,500
                    Jersey City, G.O. Bonds
          3,000,000 Ser. A, AMBAC, 6s, 10/1/10                                            Aaa             3,386,250
          1,075,000 FSA, 4 1/2s, 3/1/05                                                   AAA             1,108,594
          1,000,000 FSA, 4 1/2s, 3/1/04                                                   AAA             1,027,500
          1,700,000 Jersey City, Swr. Auth. Rev. Bonds, AMBAC,
                    6 1/4s, 1/1/14                                                        Aaa             1,940,125
            890,000 Lafayette Yard, Cmnty. Dev. Rev. Bonds
                    (Hotel/Conference Ctr.), MBIA, 6 1/8s, 4/1/16                         Aaa               982,338
          1,000,000 Marlboro, Board of Ed. G.O. Bonds, 5s, 7/15/07                        AA              1,053,750
          1,200,000 Middle Township, School Dist. Rev. Bonds, FGIC,
                    7s, 7/15/06                                                           Aaa             1,375,500
          2,000,000 Middlesex Cnty., Poll. Control Auth. Rev. Bonds,
                    6 7/8s, 12/1/22                                                       BBB-/P          2,067,500
          3,000,000 Middlesex Cnty., Utils. Auth. Swr. IFB, Ser. A, MBIA,
                    6 1/4s, 8/15/10                                                       Aaa             3,363,750
          2,000,000 Middletown, Township Board of Ed. G.O. Bonds,
                    FSA, 5s, 8/1/27                                                       AAA             1,947,500
          1,000,000 Monroe, Township Muni. Util. Auth. Rev. Bonds,
                    FGIC, 5 1/8s, 2/1/17                                                  Aaa             1,010,000
          1,905,000 NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                    (Vineland Cogeneration L. P. ), 7 7/8s, 6/1/19                        BB+             1,968,589
          8,000,000 NJ Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds
                    (Ocean Nursing Pavilion), Ser. A, 7 3/8s, 12/1/25                     Aaa             8,920,000
                    NJ Econ. Dev. Auth. Rev. Bonds
          5,000,000 (Tevco Inc.), 8 1/8s, 10/1/09                                         A-/P            5,098,250
          7,000,000 (1st Mtge.-Cranes Mill), Ser. A, 7 1/2s, 2/1/27                       BB-/P           7,008,750
          2,200,000 (Continental Airlines Inc.), 7s, 11/15/30                             Ba2             2,235,750
          1,500,000 (Newark Arpt. Marriot Hotel), 7s, 10/1/14                             BBB/P           1,543,125
          2,000,000 (Hartz Mountain Industries, Inc.), 7s, 2/1/14                         A+              2,069,300
          2,445,000 (Lakewood School), Ser. R, 6.9s, 12/1/11                              Aa3             2,517,983
          1,895,000 (Urban Holding Co.), 6 1/2s, 6/1/15                                   A+              2,018,175
          1,550,000 (Burlington Coat Factory), 6 1/8s, 9/1/10                             Aa3             1,652,687
          1,750,000 (Franciscan Oaks), 5 3/4s, 10/1/23                                    BB/P            1,421,875
          1,500,000 (NJ Performing Arts Ctr.), Ser. C, AMBAC,
                    5 1/2s, 6/15/13                                                       Aaa             1,578,750
          2,000,000 (EDL Testing Svc.), Ser. A, 4 3/4s, 5/15/25                           Aaa             1,855,000
          2,000,000 NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 6 1/4s, 9/15/29                         Ba2             1,857,500
          2,730,000 NJ Econ. Dev. Auth. Waste Paper Recycling
                    Rev. Bonds (Marcal Paper Mills Inc.),
                    8 1/2s, 2/1/10                                                        B+/P            2,996,175
          7,250,000 NJ Econ. Dev. Auth. Wtr. Facs. Rev. Bonds
                    (American Wtr. Co., Inc.), FGIC, 6 1/2s, 4/1/22                       Aaa             7,504,982
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          1,000,000 (East Orange Gen. Hosp.), Ser. B, 7 3/4s, 7/1/20                      BBB-              890,000
          1,500,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            1,531,875
          5,395,000 (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/21                              B2              4,727,369
            500,000 (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/08                              B2                478,125
          5,000,000 (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/27                               B/P             4,781,250
          3,300,000 (Christ Hosp. Group), 7s, 7/1/06                                      AAA             3,766,125
          1,000,000 (St. Peters U. Hosp.), Ser. A, 6 7/8s, 7/1/30                         Baa2            1,006,250
          5,000,000 (Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6 3/4s, 7/1/19                   Aaa             5,843,750
          3,000,000 (Columbus Hosp.), Ser. A, 5 3/4s, 7/1/29                              BBB-            2,478,750
          1,355,000 (Cathedral Hlth. Svcs), FHA Insd., MBIA,
                    5 1/2s, 8/1/11                                                        Aaa             1,465,094
          2,050,000 (Pascack VY Hosp. Assoc.), 5 1/8s, 7/1/28                             BBB-            1,404,250
          2,000,000 (St. Barnabas Hlth.), Ser. B, 4 3/4s, 7/1/28                          Aaa             1,832,500
          5,000,000 NJ Sports & Expo Auth. Rev. Bonds, Ser. A,
                    MBIA, 4 1/2s, 3/1/24                                                  Aaa             4,487,500
                    NJ State Bldg. Auth. Rev. Bonds, Ser. A
          2,055,000 5 1/8s, 6/15/19                                                       Aa2             2,060,138
          1,455,000 5 1/8s, 6/15/18                                                       Aa2             1,462,275
          1,600,000 NJ State Edl. Fac. Auth. Rev. Bonds (Rowan U.),
                    FGIC, Ser. B, 5s, 7/1/31                                              Aaa             1,544,000
          4,065,000 NJ State G.O. Bonds, FGIC, 6s, 2/15/11                                Aaa             4,588,369
          2,950,000 NJ State Hsg. & Mtge. Fin. Agcy. IFB, Ser. I,
                    8.799s, 11/1/07 (acquired various dates
                    from 2/11/93 to 6/14/93, cost $3,081,308) (RES)                       A+/P            3,160,188
          1,000,000 NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds,
                    Ser. E1, FSA, 5.7s, 5/1/20                                            Aaa             1,033,750
                    NJ State Hwy. Auth. Gen. Rev. Bonds
                    (Garden State Pkwy.)
          1,500,000 6.2s, 1/1/10                                                          AA-             1,700,625
          2,370,000 6s, 1/1/19                                                            Aaa             2,607,000
          3,000,000 5 5/8s, 1/1/30                                                        AA-             3,108,750
          1,800,000 NJ State Tpk. Auth. IFB, MBIA, 8.298s, 1/1/16
                    (acquired 3/27/92, cost $1,817,856) (RES)                             AAA             2,412,000
          6,000,000 NJ State Tpk. Auth. Rev. Bonds, Ser. C, MBIA,
                    6 1/2s, 1/1/16                                                        Aaa             7,020,000
          1,000,000 NJ State Tpk. Auth. VRDN, Ser. D, 2.7s, 1/1/18                        VMIG1           1,000,000
          4,500,000 NJ State Trans. Trust Fund Auth. IFB (PA 345A),
                    8.292s, 6/15/11 (acquired 4/3/98,
                    cost $6,131,250) (RES)                                                AAA             6,013,125
          2,375,000 NJ State Transit Corp. Rev. Bonds (Capital Grant),
                    5 1/2s, 9/1/03                                                        Aaa             2,493,750
                    NJ Wastewtr. Treatment Rev. Bonds
                    (Wastewtr. Treatment Trust)
          2,955,000 Ser. B, 7s, 5/15/09                                                   Aa2             3,505,369
          7,000,000 Ser. A, zero %, 9/1/07                                                Aaa             5,425,000
          3,000,000 North Hudson, Swr. Rev. Bonds, Ser. A, MBIA,
                    zero %, 8/1/25                                                        Aaa               832,500
          1,800,000 Passaic Valley, Cmnty. Wtr. Supply Rev. Bonds,
                    Ser. A, FGIC, 6.4s, 12/15/22                                          Aaa             1,926,000
          7,500,000 Rutgers State U. Rev. Bonds, Ser. A, 6.4s, 5/1/13                     AA              8,634,374
          7,665,000 Salem Cnty., Indl. Poll Ctrl. Fin. Auth. IFB,
                    9.254s, 8/1/30 (acquired 4/23/98,
                    cost $9,149,864) (RES)                                                AAA             8,527,312
          1,805,000 South Jersey Trans. Auth. Rev. Bonds, AMBAC,
                    5s, 11/1/29                                                           Aaa             1,750,850
          1,000,000 Stony Brook, Regional Swr. Rev. Bonds, Ser. B,
                    5.45s, 12/1/12                                                        Aa3             1,078,750
          2,500,000 Trenton, Pkg. Auth. Rev. Bonds, FGIC,
                    5 1/2s, 4/1/30                                                        Aaa             2,550,000
          8,695,000 U. of Medicine & Dentistry Rev. Bonds, Ser. E,
                    MBIA, 6 1/2s, 12/1/12                                                 AAA            10,020,987
          3,400,000 Union Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev. Bonds
                    (American Cynamid Co.), 5.8s, 9/1/09                                  A3              3,638,000
                                                                                                      -------------
                                                                                                        209,235,617

New York (10.2%)
-------------------------------------------------------------------------------------------------------------------
                    Port Auth. NY & NJ Cons. IFB
          2,400,000 9.462s, 8/1/26 (acquired 3/22/01,
                    cost $2,600,000) (RES)                                                A+/P            2,465,088
          2,100,000 9.228s, 11/15/15 (acquired 2/9/94,
                    cost $2,107,875) (RES)                                                A+/P            2,189,250
          1,500,000 5.2s, 11/15/15                                                        A+/P            1,520,625
                    Port Auth. NY & NJ Rev. Bonds
          3,000,000 (Delta Airlines, Inc.), Ser. IR, 6.95s, 6/1/08                        Baa3            3,113,760
          5,200,000 (Cons-Seventy Fourth), 6 3/4s, 8/1/26                                 AA-             5,270,512
          5,000,000 (Kennedy Intl. Arpt. - 5th Installment),
                    6 3/4s, 10/1/19                                                       BB/P            5,212,500
          7,500,000 Ser. 93rd, 6 1/8s, 6/1/94                                             AA-             8,568,749
                                                                                                      -------------
                                                                                                         28,340,484

Pennsylvania (2.8%)
-------------------------------------------------------------------------------------------------------------------
          7,500,000 Delaware River Port Auth. Rev. Bonds
                    (Port Dist. Project), Ser. B, FSA, 5 5/8s, 1/1/26                     Aaa             7,753,125

Puerto Rico (9.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Cmnwlth. of PR, Aquaduct & Swr. Auth. Rev. Bonds,
                    MBIA, 6 1/4s, 7/1/12                                                  Aaa             2,317,500
                    Cmnwlth. of PR, G.O. Bonds
          2,000,000 FSA, 5 1/2s, 7/1/18                                                   Aaa             2,137,500
          1,375,000 FSA, 5 1/4s, 7/1/18                                                   Aaa             1,436,875
          2,500,000 MBIA, 4 3/4s, 7/1/23                                                  Aaa             2,371,875
          2,300,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                    2.55s, 12/1/15                                                        VMIG1           2,300,000
          1,800,000 Cmnwlth. of PR, Hwy & Trans. Auth. VRDN, Ser. A,
                    AMBAC, 2 1/2s, 7/1/28                                                 VMIG1           1,800,000
                    PR Elec. Pwr. Auth. Rev. Bonds
          2,000,000 MBIA, 10.15s, 7/1/07 (acquired 10/30/97,
                    cost $2,765,000) (RES)                                                A-/P            2,652,500
          5,900,000 Ser. EE, FSA, 4 3/4s, 7/1/24                                          Aaa             5,568,125
          2,000,000 PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth.
                    Rev. Bonds (Special Facilities-American Airlines),
                    Ser. A, 6.45s, 12/1/25                                                Baa2            2,105,000
          1,000,000 PR Indl. Tourist Edl. Med. & Env. Control Fac.
                    Rev. Bonds (Cogen Facs.-AES PR Project),
                    6 5/8s, 6/1/26                                                        Baa2            1,065,000
          3,000,000 U. of PR Rev. Bonds, Ser. O, MBIA, 5 3/8s, 6/1/30                     Aaa             3,030,000
                                                                                                      -------------
                                                                                                         26,784,375

South Dakota (0.9%)
-------------------------------------------------------------------------------------------------------------------
                    South River, School Dist. G.O. Bonds, FGIC
          1,250,000 5s, 12/1/11                                                           Aaa             1,312,500
          1,250,000 5s, 12/1/10                                                           Aaa             1,317,188
                                                                                                      -------------
                                                                                                          2,629,688
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $265,562,558) (b)                                        $  274,743,289
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $278,582,959.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $265,562,558, resulting in gross unrealized appreciation and depreciation of $13,635,485 and $4,454,754, respectively, or net unrealized appreciation of $9,180,731.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2001 was $31,031,963 or 11.1% of net assets.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 2001.

      The fund had the following industry group concentrations greater than 10% at May 31, 2001 (as a percentage of net assets):

          Transportation         27.4%
          Health care            17.7
          Water and sewer        12.8
          Education              11.8

      The fund had the following insurance concentrations greater than 10% at May 31, 2001 (as a percentage of net assets):

          MBIA                   15.0%
          FGIC                   11.6
          FSA                    10.8

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $265,562,558) (Note 1)                                        $274,743,289
-------------------------------------------------------------------------------------------
Cash                                                                                902,211
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    5,567,736
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              509,798
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      100,000
-------------------------------------------------------------------------------------------
Total assets                                                                    281,823,034

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               362,295
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,135,220
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          211,201
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        347,531
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           30,345
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        15,283
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,257
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              127,310
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                6,633
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,240,075
-------------------------------------------------------------------------------------------
Net assets                                                                     $278,582,959

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $280,053,319
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (67,798)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
(Note 1)                                                                        (10,583,293)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        9,180,731
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $278,582,959

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($187,399,593 divided by 20,950,995 shares)                                           $8.94
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.94)*                                $9.39
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($90,274,376 divided by 10,100,382 shares)**                                          $8.94
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($908,990 divided by 101,688 shares)                                                  $8.94
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.94)***                              $9.24
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2001
Tax exempt interest income:                                                     $15,938,421
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,338,194
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      273,688
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    12,492
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      5,372
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               359,672
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               737,501
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 3,408
-------------------------------------------------------------------------------------------
Other                                                                               132,671
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,862,998
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (212,433)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,650,565
-------------------------------------------------------------------------------------------
Net investment income                                                            13,287,856
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                      5,480
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (876,143)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                15,421,625
-------------------------------------------------------------------------------------------
Net gain on investments                                                          14,550,962
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $27,838,818
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended May 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 13,287,856     $ 14,703,408
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (870,663)      (1,870,817)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              15,421,625      (21,049,420)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        27,838,818       (8,216,829)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (9,356,873)     (10,322,968)
--------------------------------------------------------------------------------------------------
   Class B                                                             (3,941,983)      (4,340,048)
--------------------------------------------------------------------------------------------------
   Class M                                                                (33,585)         (47,800)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)            5,233,449      (34,013,140)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                19,739,826      (56,940,785)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     258,843,133      315,783,918
--------------------------------------------------------------------------------------------------
End of year (including distributions
in excess of net investment income
of $67,798 and $20,390, respectively)                                $278,582,959     $258,843,133
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.47        $9.15        $9.32        $9.02        $8.76
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .46          .47          .45          .45          .47
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .47         (.68)        (.17)         .30          .26
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .93         (.21)         .28          .75          .73
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.46)        (.47)        (.45)        (.45)        (.47)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.46)        (.47)        (.45)        (.45)        (.47)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.94        $8.47        $9.15        $9.32        $9.02
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 11.16        (2.32)        3.05         8.48         8.57
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $187,400     $173,872     $214,876     $218,312     $228,361
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .86          .86          .99          .96          .96
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.17         5.35         4.87         4.84         5.28
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.68        14.61         7.19        29.03        27.14
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.46        $9.14        $9.31        $9.01        $8.75
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .40          .41          .39          .39          .41
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .48         (.68)        (.17)         .30          .27
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .88         (.27)         .22          .69          .68
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.40)        (.41)        (.39)        (.39)        (.42)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.40)        (.41)        (.39)        (.39)        (.42)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.94        $8.46        $9.14        $9.31        $9.01
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 10.57        (2.97)        2.37         7.78         7.87
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $90,274      $84,296      $99,781      $95,315      $82,407
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.51         1.51         1.64         1.61         1.61
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.52         4.70         4.22         4.18         4.63
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.68        14.61         7.19        29.03        27.14
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.46        $9.15        $9.33        $9.02        $8.76
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .43          .44          .42          .42          .45 (c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .48         (.69)        (.18)         .31          .26
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .91         (.25)         .24          .73          .71
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.44)        (.42)        (.42)        (.45)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.44)        (.42)        (.42)        (.45)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.94        $8.46        $9.15        $9.33        $9.02
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 10.96        (2.73)        2.63         8.28         8.25
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $909         $675       $1,127         $668         $372
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.16         1.16         1.29         1.26         1.26
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.86         5.05         4.61         4.48         4.95
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.68        14.61         7.19        29.03        27.14
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
May 31, 2001

Note 1
Significant accounting policies

Putnam New Jersey Tax Exempt Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New Jersey state income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New Jersey tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher on-going distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an on-going distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2001, the fund had a capital loss carryover of approximately $8,807,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  284,000    May 31, 2003
     3,484,000    May 31, 2004
       589,000    May 31, 2007
     3,106,000    May 31, 2008
     1,344,000    May 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, realized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2001, the fund reclassified $2,823 to increase distribution in excess of net investment income and $1,253 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $4,076. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) the annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2001, the fund's expenses were reduced by $212,433 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $556 has been allocated to the fund and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC, and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $30,804 and $1,029 from the sale of class A and class M shares, respectively, and $137,496 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 2001, Putnam Retail Management, acting as underwriter received $231 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $34,421,645 and $32,898,645, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,862,688        $ 25,385,283
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  555,284           4,912,663
---------------------------------------------------------------------------
                                             3,417,972          30,297,946

Shares
repurchased                                 (3,004,153)        (26,527,770)
---------------------------------------------------------------------------
Net increase                                   413,819        $  3,770,176
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,859,621        $ 16,208,147
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  637,751           5,541,638
---------------------------------------------------------------------------
                                             2,497,372          21,749,785

Shares
repurchased                                 (5,447,349)        (47,260,953)
---------------------------------------------------------------------------
Net decrease                                (2,949,977)       $(25,511,168)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,166,165        $ 19,259,082
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  259,351           2,292,900
---------------------------------------------------------------------------
                                             2,425,516          21,551,982

Shares
repurchased                                 (2,290,567)        (20,281,466)
---------------------------------------------------------------------------
Net increase                                   134,949        $  1,270,516
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,435,621        $ 12,561,443
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  298,740           2,591,316
---------------------------------------------------------------------------
                                             1,734,361          15,152,759

Shares
repurchased                                 (2,684,167)        (23,281,180)
---------------------------------------------------------------------------
Net decrease                                  (949,806)       $ (8,128,421)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     40,311           $ 359,107
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,466              21,810
---------------------------------------------------------------------------
                                                42,777             380,917

Shares
repurchased                                    (20,878)           (188,160)
---------------------------------------------------------------------------
Net increase                                    21,899           $ 192,757
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     32,541           $ 287,988
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,770              24,012
---------------------------------------------------------------------------
                                                35,311             312,000

Shares
repurchased                                    (78,677)           (685,551)
---------------------------------------------------------------------------
Net decrease                                   (43,366)          $(373,551)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New Jersey Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN050-72904  019/329/537  7/01